Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Magnum Hunter Resources Corporation (the "Company") on Form 10-K/A for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gary C. Evans and Ronald D. Ormand, the Chairman and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Gary C. Evans	Dated: September 11, 2009
Gary C. Evans
Title:	Chairman

By:	/s/ Ronald D. Ormand	Dated: September 11, 2009
Ronald D. Ormand
Title:	Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.